SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant	☒
Filed by a party other than the registrant	☐

Check the appropriate box:

☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12

IXIS ADVISOR FUNDS TRUST I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Hansberger International Fund
IXIS Equity Diversified Portfolio
IXIS Moderate Diversified Portfolio

Dear Shareholder,

Hansberger Global Investors, Inc. (“Hansberger”) currently serves as sub-adviser to the Funds noted above. Because of a proposed change of ownership at Hansberger’s parent company, the existing sub-advisory agreements among IXIS Asset Management Advisors, L.P., Hansberger and the Funds will automatically terminate, should the change of ownership occur. In order for Hansberger to continue managing the Funds, the Funds must enter into new contracts with Hansberger which must be approved by shareholders. It is important to note that there will be no change in investment process, strategy or policy, and no change in the advisory or sub-advisory fee rates is being proposed.

The Funds will conduct a special meeting of shareholders, on January 19, 2007 at 2:00 p.m. Eastern time at the offices of IXIS Asset Management Advisors, L.P. The enclosed proxy statement provides information about the proposed new sub-advisory contracts. A proxy ballot is also enclosed.

Your vote is extremely important, regardless of the number of shares you own. Please promptly vote your shares whether or not you plan to attend the meeting. So, I ask that you please take a moment now to review the enclosed proxy material and vote your shares.

To help with the gathering of proxies, the Funds have engaged a professional proxy solicitation firm, The Altman Group. As the meeting date approaches and if we have not yet received your proxy, you may receive a phone call from The Altman Group encouraging you to vote your shares. If you have any questions regarding the enclosed proxy statement, please feel free to call The Altman Group at 1-800-283-2519.

Thank you for your assistance!

John T. Hailer, President

IXIS ADVISOR FUNDS TRUST I
Hansberger International Fund

IXIS ADVISOR FUNDS TRUST III
IXIS Equity Diversified Portfolio
IXIS Moderate Diversified Portfolio

(IXIS Advisor Funds Trust I and IXIS Advisor Funds Trust III
are each a “Trust” and, together, the “Trusts”)

399 Boylston Street
Boston, MA 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 13, 2006

A special meeting (the “Meeting”) of the shareholders of Hansberger International Fund, IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio (each a “Fund” and, together, the “Funds”) will be held at 2:00 p.m. on January 19, 2007 at the offices of IXIS Asset Management Advisors, L.P., at 399 Boylston Street, 8th floor, Boston, Massachusetts 02116 for the following purposes:

1.	To be voted on separately by the shareholders of each Fund: to approve a new sub-advisory agreement for such Fund among IXIS Asset Management Advisors, L.P., Hansberger Global Investors, Inc. and the applicable Trust, on behalf of the Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on November 28, 2006 are entitled to notice of and to vote at the Meeting and any adjourned session.

By order of the Board of Trustees,

COLEEN DOWNS DINNEEN, Secretary

December 13, 2006

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

IXIS ADVISOR FUNDS TRUST I
Hansberger International Fund

IXIS ADVISOR FUNDS TRUST III
IXIS Equity Diversified Portfolio
IXIS Moderate Diversified Portfolio

(IXIS Advisor Funds Trust I and IXIS Advisor Funds Trust III
are each a “Trust” and, together, the “Trusts”)

399 Boylston Street
Boston, MA 02116

PROXY STATEMENT

The trustees of the Trusts (the “Trustees”) are soliciting proxies from the shareholders of Hansberger International Fund, IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio (each a “Fund” and, together, the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of the Funds. The Meeting has been called to be held at 2:00 p.m. on January 19, 2007 at the offices of IXIS Asset Management Advisors, L.P. (“IXIS Advisors”), 399 Boylston Street, 8th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy card are being sent to shareholders of record as of November 28, 2006 (the “Record Date”) beginning on or about December 13, 2006. Please read this Proxy Statement and keep it for future reference. Each Fund has previously sent its annual report dated December 31, 2005 and its semiannual report dated June 30, 2006 to its shareholders. A copy of each Fund’s most recent annual report and semiannual report may be obtained without charge by writing to IXIS Asset Management Distributors, L.P. (“IXIS Distributors”) at the same address set forth above or by calling (800) 225-5478. In addition, each Fund’s most recent annual report and semiannual report are available on its website at www.ixisadvisorfunds.com. (Click on “Fund Information” and then on “Financial Reports.”)

The only item of business that the Trustees expect will come before the Meeting is the approval of a new sub-advisory agreement for each Fund (each, a “New Sub-Advisory Agreement”) among IXIS Advisors, Hansberger Global Investors, Inc. (“Hansberger”) and the applicable Trust, on behalf of the Fund. Shareholders of each Fund will vote separately on the approval of the New Sub-Advisory Agreement for their Fund.

I.	THE PROPOSAL: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR EACH FUND

Overview and Related Information

On September 15, 2006, the Trustees approved a New Sub-Advisory Agreement for each Fund among IXIS Advisors, Hansberger and the applicable Trust, on behalf of such Fund, and are recommending that shareholders of each Fund approve the New Sub-Advisory Agreement for their Fund. As described below, each New Sub-Advisory Agreement is substantially similar to the sub-advisory agreement currently in effect for each Fund (each, a “Current Sub-Advisory Agreement”).

Hansberger currently serves as sub-adviser to each Fund. Hansberger manages the investment portfolio of the Hansberger International Fund and portions (“disciplines”) of the investment portfolio of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio. The reason the Trustees are proposing the New Sub-Advisory Agreement for each Fund is that the Current Sub-Advisory Agreements will terminate if and when a proposed change of control occurs in Hansberger Group, Inc. (“HGI”), Hansberger’s parent company, resulting from the transfer of ownership of a controlling interest in HGI to IXIS Asset Management US Group, L.P. (“IAMG”) (the “Transaction”). A federal law, the Investment Company Act of 1940 (the “Investment Company Act”), provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of its “assignment” (as that term is defined in the Investment Company Act), such as when a controlling block of the Fund’s investment adviser’s securities is transferred resulting in a change in management or control of the investment adviser. Under the Investment Company Act, a mutual fund generally cannot enter into an advisory contract, such as a New Sub-Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. This meeting is being called to seek approval of a New Sub-Advisory Agreement for each Fund. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Sub-Advisory Agreement for each Fund, so that Hansberger can continue, following the transaction, to manage each Fund (or, for IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio, the Hansberger International Value Discipline of each such Fund) on the same terms as are now in effect. No change in the Funds’ advisory fee or sub-advisory fee rate is being proposed.

Information Regarding Hansberger and Description of the Transaction

Hansberger currently acts as Hansberger International Fund’s investment sub-adviser pursuant to a sub-advisory agreement dated March 1, 2002, as amended on March 1, 2004. The Trustees initially approved the Current Sub-Advisory Agreement at a meeting held on December 14, 2001 and most recently approved its continuance on May 19, 2006 for another one-year term commencing July 1, 2006. The Current Sub-Advisory Agreement has not been submitted to shareholders of Hansberger International Fund because, pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), no shareholder approval was required in connection with the termination of the Fund’s former sub-adviser and the engagement of Hansberger.

Hansberger currently acts as sub-adviser to the Hansberger International Value Discipline of IXIS Equity Diversified Portfolio pursuant to a sub-advisory agreement dated January 31, 2005. The Trustees initially approved the Current Sub-Advisory Agreement at a meeting held on November 19, 2004 and most recently approved its continuance on May 19, 2006 for another one-year term commencing July 1, 2006. The initial shareholder of IXIS Equity Diversified Portfolio approved the Fund’s Current Sub-Advisory Agreement on January 27, 2005 in connection with commencement of investment operations of the Fund.

Hansberger currently acts as sub-adviser to the Hansberger International Value Discipline of IXIS Moderate Diversified Portfolio pursuant to a sub-advisory agreement dated July 14, 2004, as amended on January 1, 2005. The Trustees initially approved the Current Sub-Advisory Agreement at a meeting held on June 4, 2004 and most recently approved its continuance on May 19, 2006 for another one-year term commencing July 1, 2006. The initial shareholder of IXIS Moderate Diversified Portfolio approved the Fund’s Current Sub-Advisory Agreement on July 12, 2004 in connection with commencement of investment operations of the Fund.

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, is a Delaware corporation. Hansberger is wholly owned by HGI, a Delaware corporation. IAMG, the parent company of the Funds’ investment adviser, IXIS Advisors, currently owns approximately 28% of the outstanding common stock and retains 24.99% of the voting interest of HGI. Mr. Thomas L. Hansberger, chairman and chief executive officer of HGI and Hansberger, directly and through a family limited partnership that he controls, currently owns approximately 49% of the outstanding common stock of HGI. The principal business address of Mr. Hansberger is 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301. Certain of Mr. Hansberger’s shares are encumbered by option or deferred share unit agreements with employees of HGI or Hansberger. Employees of HGI

(other than Mr. Hansberger) and third-party investors hold, respectively, approximately 2% and 20% of HGI’s outstanding common stock (before giving effect to the issuance of shares of common stock in connection with the exercise of stock options or the vesting of deferred share unit agreements).

Names, Addresses and Principal Occupations of Each Director of Hansberger

Name	Address	Principal Occupation
Thomas L. Hansberger	401 East Las Olas Blvd., Suite 1700 Fort Lauderdale, FL 33301	Chairman/CEO/Treasurer of Hansberger; Director/CEO/President/Treasurer of HGI; Director of HGI (HK) Ltd.; General Partner of SLW Family LP
Ronald W. Holt, Jr.	401 East Las Olas Blvd., Suite 1700 Fort Lauderdale, FL 33301	President and Managing Director of Research of Hansberger.
J. Christopher Jackson	401 East Las Olas Blvd., Suite 1700 Fort Lauderdale, FL 33301
Senior Vice President/General
Counsel/Director/Assistant
Secretary of Hansberger;
Senior Vice President; General
Counsel/Assistant Secretary
of HGI/Member-Management
Committee; Director of HGI
(HK) Ltd.

Wesley E. Freeman	401 East Las Olas Blvd., Suite 1700 Fort Lauderdale, FL 33301	Director/Managing Director of Institutional Marketing of Hansberger/Member- Management Committee

Pursuant to a Stock Purchase Agreement dated as of November 15, 2006, IAMG has agreed to purchase all of the shares of common stock of HGI owned by Mr. Hansberger and non-employee third-party investors. Upon consummation of this transaction, IAMG would hold approximately 72% of the common stock of HGI on a fully diluted basis (and have the right to vote all of those shares). In addition, in connection with the acquisition of stock from Mr. Hansberger and third-party investors, IAMG will offer to purchase all shares held by employees of HGI or Hansberger, including shares obtained through the exercise of deferred stock units or options. If all employees tendered their shares, IAMG’s ownership interest in HGI could increase to as much as 100%, although certain employees would own restricted stock units with respect to HGI shares which, if vested, would amount to 12% of the common stock of HGI. Mr. Hansberger would continue as chairman of HGI. Ronald W. Holt, Jr. would become President and Chief Executive Officer of Hansberger and HGI. Subsequent to the closing, membership of the boards of Hansberger and HGI may change to include representation from IAMG and additional members of management from Hansberger. Otherwise, the transaction is not expected to result in a change in the personnel or operations of Hansberger or in any changes in the investment approach of Hansberger with respect to the Funds.

The transaction will not occur unless various conditions are satisfied. One of these conditions is the approval or consent of certain investment advisory clients of Hansberger with respect to new investment advisory contracts. Because of this condition, approval or disapproval by any Fund’s shareholders of the New Sub-Advisory Agreement, taken together with the other clients’ consents or approvals, could affect whether or not the transaction occurs. HGI currently expects that the transaction will occur during the first quarter of 2007, but the transaction could be delayed. If for some reason the transaction does not occur, the automatic termination of the Current Sub-Advisory Agreements will not occur and the New Sub-Advisory Agreements will not be entered into, even if they have been approved by a Fund’s shareholders.

Description of the New Sub-Advisory Agreements

IXIS Advisors has acted as adviser for the Funds since the inception of each Fund, and currently acts as each Fund’s adviser pursuant to advisory agreements dated October 30, 2000 for Hansberger International Fund, January 31, 2005 for IXIS Equity Diversified Portfolio and July 14, 2004 for IXIS Moderate Diversified Portfolio (the “Advisory Agreements”). The Trustees of the Trust approved the Advisory Agreements at meetings held on August 25, 2000 for Hansberger International Fund, November 19, 2004 for IXIS Equity Diversified Portfolio and June 4, 2004 for IXIS Moderate Diversified Portfolio and last approved the continuance of the Advisory Agreements at a meeting held on May 19, 2006. The Advisory Agreements were last approved by the Funds’ shareholders on October 13, 2000 for Hansberger International Fund, January 27, 2005 for IXIS Equity Diversified Portfolio and July 12, 2004 for IXIS Moderate Diversified Portfolio. The purpose of submission of the Advisory Agreements to shareholders at such time for Hansberger International Fund was due to the fact that the prior advisory agreement would be terminating upon the acquisition of Nvest Companies, L.P. (now known as IAMG) by CDC Asset Management (now known as IXIS Asset Management). This acquisition was consummated on October 30, 2000. The purpose of submission of the Advisory Agreements to shareholders at such time for IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio was for such agreement’s initial approval upon each Fund’s inception. Under the Advisory Agreements, IXIS Advisors has overall advisory and administrative responsibility with respect to the Funds. The Advisory Agreements also provide that IXIS Advisors will, subject to IXIS

Advisors’ right to delegate such responsibilities to other parties, provide to the Funds both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Funds, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Funds for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain other administrative and general management services).

Under the Advisory Agreements, the annual management fee rate payable by the Hansberger International Fund to IXIS Advisors is 0.80% of the first $200 million of the average daily net assets of the Fund and 0.75% of such assets in excess of $200 million (or such lesser amount as IXIS Advisors may from time to time agree to receive) minus any fees payable by the Fund directly to its sub-advisers. The annual management fee rate payable by the IXIS Equity Diversified Portfolio to IXIS Advisors is 0.80% of the first $1 billion of the average daily net assets of the Fund and 0.75% of such assets in excess of $1 billion (or such lesser amount as IXIS Advisors may from time to time agree to receive) minus any fees payable by the Fund directly to its sub-advisers. The annual management fee rate payable by the IXIS Moderate Diversified Portfolio to IXIS Advisors is 0.75% of the first $1 billion of the average daily net assets of the Fund and 0.70% of such assets in excess of $1 billion (or such lesser amount as IXIS Advisors may from time to time agree to receive) minus any fees payable by the Fund directly to its sub-advisers. For the period ended December 31, 2005, IXIS Advisors waived its advisory fee and assumed additional expenses of IXIS Equity Diversified Portfolio in order to limit the Fund’s operating expenses. The additional expenses assumed include $25,607 that was paid to one of the Fund’s sub-advisers. For the fiscal year ended December 31, 2005, the Funds paid IXIS Advisors aggregate advisory fees of $1,068,281 for Hansberger International Fund and $897,702 for IXIS Moderate Diversified Portfolio. Of this amount, the management fee paid to IXIS Advisors for its services to the Funds under the Advisory Agreement was $467,369 for Hansberger International Fund and $420,190 for IXIS Moderate Diversified Portfolio. The remainder of the aggregate advisory fee, $600,912 for Hansberger International Fund and $477,512 for IXIS Moderate Diversified Portfolio, was paid directly to the Funds’ sub-advisers.

The proposed New Sub-Advisory Agreement for each Fund is substantially similar to the Current Sub-Advisory Agreement for each Fund (together, the “Sub-Advisory Agreements”). For a complete understanding of the proposed New Sub-Advisory Agreements, please refer to the form of New Sub-Advisory Agreement provided as Appendix A (for Hansberger International Fund), Appendix B (for IXIS Equity Diversified Portfolio) and Appendix C (for IXIS Moderate Diversified Portfolio). The next several paragraphs briefly summarize some important provisions contained in the Sub-Advisory Agreements.

The Sub-Advisory Agreements essentially provide that Hansberger, under the Trustees’ and IXIS Advisors’ supervision, will (i) decide what securities to buy and sell for each Fund’s portfolio and (ii) select brokers and dealers to carry out portfolio transactions for each Fund. For IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio, Hansberger manages a portion (a “Discipline”) of each Fund’s assets and other sub-advisers manage other Disciplines of the Funds.

The Sub-Advisory Agreements provide that they will continue in effect for an initial period of two years and, after that, they will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”).

The Sub-Advisory Agreements may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of a Fund, on sixty days’ written notice to Hansberger, or by Hansberger upon ninety days’ written notice to IXIS Advisors and the Trust, and each terminates automatically in the event of its “assignment” as defined in the Investment Company Act or upon termination of the advisory agreement for the Fund.

The Sub-Advisory Agreements provide that Hansberger will not be liable to the Trust, the Fund, its shareholders or IXIS Advisors except for liability arising from Hansberger’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Under the Current Sub-Advisory Agreements, the annual sub-advisory fee rate payable to Hansberger with respect to each Fund and the aggregate fee paid to Hansberger for the Fund’s most recent fiscal year were as follows:

Fund	Sub-Advisory Fee Rate Payable (as a percentage of average daily net assets)	Aggregate Fee Paid for the fiscal year ended 12/31/05
Hansberger International Fund	0.45% of the first $200 million 0.40% of amounts over $200 million	$600,912

IXIS Equity Diversified Portfolio	0.45% of the first $250 million 0.40% of amounts over $250 million	$0	*

IXIS Moderate Diversified Portfolio	0.45% of the first $250 million 0.40% of amounts over $250 million	$54,754

*	IXIS Equity Diversified Portfolio commenced investment operations on January 31, 2005. Hansberger agreed to waive its fees in order to limit the Fund’s operating expenses. Without the waiver, Hansberger would have been paid a sub-advisory fee of $11,242.

Under the New Sub-Advisory Agreements, the annual sub-advisory fee rate payable to Hansberger with respect to each Fund will remain the same. If the New Sub-Advisory Agreements had been in place during the previous fiscal year (or fiscal period, in the case of IXIS Equity Diversified Portfolio), the aggregate fee paid to Hansberger by each Fund would have been the same as the aggregate fee paid under the Current Sub-Advisory Agreements, as noted above.

In addition to serving as investment sub-adviser to each Fund, Hansberger serves as investment adviser or sub-adviser to the funds listed below:

Fund	Net Assets of the Fund as of June 30, 2006	Contractual Annual Rates of Compensation to Hansberger (based on each Fund’s average daily net assets)	Adviser or Sub-Adviser
Hansberger Emerging Markets Fund	$324.8 million	1.00% all assets(a)	Adviser
Hansberger International Core Fund	$42.4 million	0.75% all assets(a)	Adviser
Hansberger International Growth Fund	$420.7 million	0.75% all assets(a)(b)	Adviser
Hansberger International Value Fund	$257.5 million	0.75% all assets(a)	Adviser
ING International Capital Appreciation Fund	$44.2 million	0.45% of the first $500 million of assets; 0.40% of the next $500 million of assets; 0.35% of assets in excess of $1 billion	Sub-Adviser
Legg Mason Partners — Hansberger Global Value Fund	$21.1 million	0.50% all assets	Sub-Adviser
MTB International Equity Fund	$38.7 million	0.60% all assets	Sub-Adviser
Pacific Capital International Stock Fund	$212.4 million	0.60% on the first $75 million 0.35% on assets in excess of $75 million	Sub-Adviser

Fund	Net Assets of the Fund as of June 30, 2006	Contractual Annual Rates of Compensation to Hansberger (based on each Fund’s average daily net assets)	Adviser or Sub-Adviser
Vanguard International Value Fund	$2.66 billion
0.475% on first
$50 million
0.15% on next
$450 million
0.12% on next
$500 million
0.11% over $1 billion
The above “basic” fee
is adjusted up or down depending on the cumulative investment performance of the fund relative to its benchmark
Adviser

(a)	Hansberger has provided a letter agreement to the Hansberger International Value Fund, Hansberger Emerging Markets Fund, Hansberger International Growth Fund and Hansberger International Core Fund whereby HGI will waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total expenses, not including brokerage, interest, taxes, deferred organizational and extraordinary expenses, exceed 1.00% and 1.15% (1.25% and 1.40% for the Emerging Markets Fund) for the Institutional and Advisor Class shares of each Fund, respectively.

(b)	Hansberger has voluntarily agreed to provide a breakpoint in the advisory fee of the HIS International Growth Fund such that Hansberger will reduce its management fee from 75 basis points (0.75%) to 70 basis points (0.70%) on the combined assets of the HIS International Growth Fund and the ING International Capital Appreciation Fund (a registered fund for that is subadvised by Hansberger).

When the Current Sub-Advisory Agreement for the Hansberger International Fund was entered into in 2002, the Fund was managed by multiple sub-advisers. In March 2004, the Fund moved to a single manager structure with Hansberger as the sole sub-adviser to the Fund. The Current Sub-Advisory Agreement for this Fund contains several provisions that are appropriate for a fund managed by multiple sub-advisers, each of whom manages a discrete portion of the fund’s assets. The New Sub-Advisory Agreement removes these provisions. For example, in Section 1(a), the Current Sub-Advisory Agreement provides that Hansberger shall manage the investment and reinvestment of such portion of the assets of the Fund as IXIS Advisors may allocate to Hansberger for management. The New Sub-Advisory Agreement provides that Hansberger shall manage the investment and reinvestment of the assets of the Fund. Similarly, by way of example, provisions limiting compliance responsibilities to the segment of the Fund managed by Hansberger and limiting liability for actions of other sub-advisers are not necessary and are not included in the New Sub-Advisory Agreement for Hansberger International Fund.

In addition, for all Funds, the date of the New Sub-Advisory Agreement will be different from that of the Current Sub-Advisory Agreement and a provision to limit the disclosure of non-public personal information will be added. In addition, there are certain other non-material changes between the New Sub-Advisory Agreement and Current Sub-Advisory Agreement for each Fund.

Basis for the Trustees’ Approval of the New Sub-Advisory Agreement

At a meeting held on September 15, 2006, the Trustees, including the Independent Trustees, approved each New Sub-Advisory Agreement and recommended that the shareholders of each Fund approve such Fund’s New Sub-Advisory Agreement. In considering these actions, the Trustees noted that in connection with their annual review of the Funds’ advisory arrangements (the “Annual Review”), on May 19, 2006 they had approved the Current Sub-Advisory Agreements (which, as discussed above, are substantially similar to the New Sub-Advisory Agreements) for another one-year term commencing July 1, 2006. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund’s sub-advisory agreement as in effect from year to year. In approving the New Sub-Advisory Agreements, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate, including IXIS Advisors’ recommendation that the Trustees approve the New Sub-Advisory Agreements. In considering the Sub-Advisory Agreements, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the New Sub-Advisory Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Hansberger to the Funds and the resources dedicated to the Funds by Hansberger. The Trustees also considered representations by Hansberger that the persons at Hansberger involved in providing those services would not change as a result of the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the nature, extent and quality of services provided supported the approval of the New Sub-Advisory Agreements.

Investment performance of the Funds and Hansberger. In connection with the Annual Review, the Trustees had received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. The Trustees had also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. In addition, the Trustees received more recent performance information in connection with their approval of the New Sub-Advisory Agreements. With respect to each Fund, the Board concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the Fund’s performance or other relevant factors (including the fact that the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio were recently formed and therefore performance comparisons were unavailable or related to a time period that was too short for a comparison to be meaningful) supported the renewal of the New Sub-Advisory Agreement relating to that Fund. The Trustees also considered representations from Hansberger that the Transaction was not expected to result in any changes to the personnel managing the Funds’ respective investment portfolios.

The costs of the services to be provided and profits to be realized by Hansberger from its relationships with the Funds. In connection with the Annual Review, the Trustees had considered the fees charged to the Funds for sub-advisory services as well as the total expense levels of the Funds. At that time, they considered comparisons (provided both by management and also by an independent third party) of the Funds’ sub-advisory fees and total expense levels to those of their peer groups and information about the sub-advisory fees charged by the sub-adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund’s sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. They noted that currently two of the three Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Funds’ advisers under these caps. The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Sub-Advisory Agreements, and that the Transaction was not expected to result in any change to the sub-advisory fees paid to Hansberger, the advisory fees paid by the Funds or the Funds’ respective total expense ratios.

As part of the Annual Review the Trustees had also considered the compensation directly or indirectly received by Hansberger from its relationships with the Funds. In connection with the Annual Review, the Trustees had reviewed information provided by management as to the profitability of Hansberger’s relationships with the Funds and information about court cases in which adviser profitability was an issue. The Trustees considered that the profitability to Hansberger of its relationship to the Funds was not expected to change as a result of the Transaction because the Transaction was not expected to result in a change to the fees received by Hansberger or of the costs of the services to be provided by Hansberger. They also considered, however, that as a result of the Transaction IAMG (the parent company of IXIS Advisors) would earn an increased share of those profits because of the increase in its percentage ownership interest in Hansberger.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the agreements, that the sub-advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of Hansberger in respect of its relationships with the Funds supported the approval of the New Sub-Advisory Agreements.

Economies of Scale. In connection with the Annual Review, the Trustees had considered the existence of any economies of scale in the provision of services by Hansberger and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that all three Funds had breakpoints in their advisory fees and that two of the Funds were subject to expense caps. The Trustees noted that these breakpoints and caps would not change as a result of the Transaction.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the extent to which economies of scale were shared with the Funds supported the approval of the New Sub-Advisory Agreements.

In addition to considering the factors discussed above, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control of HGI, the parent company of Hansberger, including representations from representatives of IXIS Advisors that the proposed change of control is not expected to result in a change in the personnel or operations of Hansberger or in any changes in the investment approach or style of Hansberger with respect to the Funds.

The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the New Sub-Advisory Agreements. These factors included but were not limited to the following:

•	whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and Hansberger. They also considered the compliance related resources Hansberger was providing to the Funds.

•	so-called “fallout benefits” to Hansberger, such as research made available to Hansberger by reason of brokerage commissions generated by the Funds’ securities transactions.

•	the fact that IXIS Advisors’ parent company benefits from the retention of affiliated advisers, and that following the proposed transaction IXIS Advisors’ parent company would be the majority owner of Hansberger.

The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Sub-Advisory Agreements should be approved and recommended that the shareholders of the Funds vote to approve the New Sub-Advisory Agreements for an initial two-year term.

THE TRUSTEES OF THE TRUSTS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT FOR THEIR FUND.

II.	OTHER INFORMATION

Information About the Trusts

IXIS Advisor Funds Trust I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated June 7, 1985, as amended and restated on June 2, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
The New England Life Government Securities Trust	June 1985 to August 1986
The New England Funds	September 1986 to March 1994
New England Funds Trust I	April 1994 to December 2000
Nvest Funds Trust I	January 2000 to April 2001
CDC Nvest Funds Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust I	May 2005 to present

IXIS Advisor Funds Trust I has eight (8) separate funds. Loomis Sayles Core Plus Bond Fund commenced operations on November 7, 1973. Prior to September 15, 2003, the name of the Fund was “CDC Nvest Bond Income Fund”. CGM Advisor Targeted Equity Fund is the successor of NEL Growth Funds, Inc., which commenced operations in 1968. Hansberger International Fund was organized in 1995 and commenced operations on December 29, 1995. Prior to March 1, 2004, Hansberger International Fund was named “CDC Nvest Star International Fund”. IXIS U.S. Diversified Portfolio was organized in 1994 and commenced operations on July 7, 1994. Prior to May 1, 2005, IXIS U.S. Diversified Portfolio was named “CDC Nvest Star Advisers Fund”. IXIS Value Fund is the successor to NEL Retirement Equity Fund, Inc., which commenced operations in 1970. Prior to May 1, 2005, IXIS Value Fund was named “CDC Nvest Star Value Fund”. Vaughan Nelson Small Cap Value Fund was organized in 1996 and commenced operations on December 31, 1996. Prior to March 1, 2004, Vaughan Nelson Small Cap Value Fund was named “CDC Nvest Star Small Cap Fund”. Westpeak Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. IXIS Income Diversified Portfolio was organized in 2005 and commenced operations on November 17, 2005.

IXIS Advisor Funds Trust III is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated August 22, 1995, as amended. Each series of the Trust (except Harris Associated Focused Value Fund) is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
New England Funds Trust III	August 1995 to January 2000
Nvest Funds Trust III	January 2000 to April 2001
CDC Nvest Funds Trust III	May 2001 to April 2005
IXIS Advisors Funds Trust III	May 2005 to present

IXIS Advisor Funds Trust III has three (3) funds. Harris Associates Focused Value Fund was organized in 2001 and commenced operations March 15, 2001.

IXIS Equity Diversified Portfolio commenced operations on January 31, 2005. IXIS Moderate Diversified Portfolio commenced operations on July 15, 2004. Prior to May 1, 2005, IXIS Moderate Diversified Portfolio was named “CDC IXIS Moderate Diversified Portfolio”.

Investment Adviser.  IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, is the investment adviser for each Fund. IXIS Advisors, formed in 1995, is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation (“IXIS Distribution Corporation”), is a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC (“IXIS Holdings”), which in turn is a wholly-owned subsidiary of IAMG. IXIS Distribution Corporation is also the sole general partner of IXIS Asset Management Distributors, L.P. (“IXIS Distributors”), the Funds’ principal underwriter. IAMG owns the entire limited partnership interest in each of IXIS Advisors and IXIS Distributors.

IAMG is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by four large French financial services entities: Natixis (formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne and by CDC (as defined below); the Banque Fédérale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires; and by CNP Assurances, a large French life insurance company. In addition, the Caisse des Dépôts et Consignations (“CDC”), a public sector financial institution created by the French government in 1816, is a shareholder in both CNCE and CNP Assurances, although it is contemplated that its interest in CNCE will be repurchased by CNCE in the near future. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d’Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

Investment Sub-Advisers.  IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio are multi-manager funds, which means that their portfolios are divided into multiple disciplines, each managed by different money management firms as sub-advisers to IXIS Advisors, which serves as the adviser to the Funds. IXIS Equity Diversified Portfolio is divided into four disciplines and IXIS Moderate Diversified Portfolio is divided into five disciplines. A money management firm may serve as a sub-adviser to more than one discipline.

Hansberger is the sole sub-adviser to Hansberger International Fund and sub-adviser to the Hansberger International Value Discipline of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio.

Dreman Value Management, L.L.C., located at 520 East Cooper Avenue, Aspen, Colorado 81611, serves as the sub-adviser to the Dreman Mid Cap Value Discipline of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio.

Loomis, Sayles & Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, serves as the sub-adviser to the Loomis Sayles Large Cap Growth Discipline of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio and the Loomis Sayles Core Fixed Income Discipline of IXIS Moderate Diversified Portfolio.

Harris Associates L.P., located at Two North LaSalle Street, Chicago, Illinois 60602, serves as the sub-adviser to the Harris Associates Large Cap Value Discipline of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio.

Principal Underwriter and Administrator.  IXIS Distributors, an affiliate of IXIS Advisors, is the Funds’ principal underwriter. IXIS Advisors is the Funds’ administrator. The address of IXIS Distributors and IXIS Advisors is 399 Boylston Street, Boston, Massachusetts 02116.

Outstanding Shares and Significant Shareholders.  Shareholders of record at the close of business on November 28, 2006 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for each Fund the total number of shares outstanding as of November 28, 2006 for each class of each Fund’s shares. It also identifies holders, as of November 28, 2006, of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Fund of the Trustees and the executive officers of the Funds as of November 28, 2006.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies.  Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Funds or by employees or agents of IAMG, HGI and their respective affiliated companies. In addition, The Altman Group may be engaged to assist in the solicitation of proxies, at an estimated cost of approximately $34,000, $2,500 and $8,500 for Hansberger International Fund, IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio, respectively.

Costs of Solicitation.  The costs of the Meeting, including the costs of soliciting proxies, will be paid by IAMG, HGI or their affiliates.

Voting Process.  You can vote in any one of the following four ways:

•	By Internet – Use the Internet to vote by visiting http://www.myproxyonline.com.

•	By telephone – Use a touch-tone telephone to call toll-free 866-437-4581, which is available 24 hours a day.

•	By mail – Complete and return the enclosed proxy card.

•	In person – Vote your shares in person at the Meeting.

Shareholders who owned Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer’s name must exactly match the name that appears on the card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If you mail the enclosed proxy card and no choice is indicated for the proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trusts, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Tabulation of Proxies.  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the “Tellers”). For Hansberger International Fund, thirty percent (30%) of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. For each of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio, forty percent (40%) of the shares of the relevant Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and “broker non-votes,” as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the “IRA Custodian”) serves as the custodian (“IXIS Advisor IRAs”), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other IXIS Advisor IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in IXIS Advisor IRAs as shares that are present and entitled to vote.

Required Vote.  For each Fund, the vote required to approve the proposal is the lesser of (1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for the proposal, the Trustees will consider what other actions to take in the best interests of the Fund.

The approval of the proposal by any Fund is not contingent upon the approval of the proposal by any other Fund’s shareholders. However, as discussed above, if a Fund’s shareholders do not approve the proposal with respect to that Fund it is possible that the Transaction will not occur, in which case the Current Sub-Advisory Agreements will remain in effect. If a Fund’s shareholders do not approve the proposal and the Transaction nevertheless occurs, the Current Sub-Advisory Agreements for the Fund will terminate and the Trustees will consider such other options, which may include hiring a new sub-adviser for the Fund, as they may believe to be in the best interest of such Fund’s shareholders.

Adjournments; Other Business.  In the event that a quorum is not present for purposes of acting on the proposal for a Fund, or if sufficient votes in favor of the proposal for a Fund are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned with respect to one or more Funds one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the relevant Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Sub-Advisory Agreement for each Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trusts has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings.  The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Trusts solicit proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Portfolio Transactions and Brokerage

Subject to policies established by the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for Hansberger International Fund and for the Hansberger International Value Disciplines of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio and for the placement of the Funds’ investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a non market maker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate its segment of the Fund’s portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.

In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker.

Subject to best execution, Hansberger may cause the Funds to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by the Funds unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger’s overall responsibilities with respect to the accounts over which it exercises investment discretion.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives.

Twice a year, Hansberger, through a committee of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger’s evaluation of all applicable considerations, including but not limited to Hansberger’s best execution undertaking.

Hansberger may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

For the fiscal year ended December 31, 2005, brokerage commissions paid to affiliated broker/dealers by Hansberger International Fund, IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio were $0, $2,960 and $9,483, respectively. These amounts represented 0%, 0.02% and 0.02% of the overall brokerage commissions of Hansberger International Fund, IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio, respectively.

Certain Payments to Affiliates

In addition to advisory fees payable to Hansberger, each Fund compensates IXIS Distributors and IXIS Advisors, affiliates of IAMG, for providing various services to the Fund and its shareholders.

The advisory fees paid to IXIS Advisors are described above under “Description of the New Sub-Advisory Agreements.”

For the fiscal year ended December 31, 2005, payments by the Hansberger International Fund to IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A, B and C shares amounted to $196,705, $374,063 and $174,479, respectively. In addition, IXIS Distributors received $102,667 in commissions and sales charges (including any contingent deferred sales charges on Classes A, B and C shares) from the Hansberger International Fund’s shareholders for the fiscal year ended December 31, 2005. In addition, IXIS Advisors received $76,262 from the Hansberger International Fund for administrative services for the fiscal year ending December 31, 2005.

For the period ended December 31, 2005, payments by the IXIS Equity Diversified Portfolio to IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A and C shares amounted to $18,145 and $94,736, respectively.

In addition, IXIS Distributors received $119,051 in commissions and sales charges (including any contingent deferred sales charges on Classes A and C shares) from the IXIS Equity Diversified Portfolio’s shareholders for the period ended December 31, 2005. In addition, IXIS Advisors received $94,459 from the IXIS Equity Diversified Portfolio for administrative services for the period ending December 31, 2005.

For the fiscal year ended December 31, 2005, payments by the IXIS Moderate Diversified Portfolio to IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A and C shares amounted to $107,925 and $765,243, respectively. In addition, IXIS Distributors received $460,253 in commissions and sales charges (including any contingent deferred sales charges on Classes A and C shares) from the IXIS Moderate Diversified Portfolio’s shareholders for the fiscal year ended December 31, 2005. In addition, IXIS Advisors received $64,343 from the Fund for administrative services for the fiscal year ending December 31, 2005.

These arrangements are not affected in any way by the New Sub-Advisory Agreements.

Certain Trustees and Officers of the Trusts

John T. Hailer, a Trustee of the Trusts, and the following persons who are officers of the Trusts, are also directors, officers or employees of IXIS Distributors or IXIS Advisors (collectively, the “IXIS Affiliates”): Coleen Downs Dinneen, Russell L. Kane, Michael C. Kardok, Max J. Mahoney and John E. Pelletier.

The transaction may result in greater revenues, in the aggregate, to the parent company of the IXIS Affiliates, IAMG. Because Messrs. Hailer and Robert J. Blanding, Trustees of the Trusts, are also directors, officers or employees of IAMG or its subsidiaries, they may also be considered to have an interest in the approval of Hansberger as sub-adviser to each Fund. Because Messrs. Pelletier, Kane and Mahoney and Ms. Dinneen, officers of the Trusts, are also directors, officers or employees of the IXIS Affiliates, they may also be considered to have an interest in the approval of Hansberger as sub-adviser to each Fund.

Delivery to Shareholders Sharing an Address

The Trustees are delivering one Proxy Statement to multiple shareholders sharing an address unless the Trusts or IXIS Distributors has received contrary instructions from one or more of such shareholders. Upon written or oral request, IXIS Distributors shall deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. To find out how to request a separate copy of this Proxy Statement or any future annual report or proxy statement or to request delivery of a single copy of annual reports or proxy statements if they are receiving multiple copies of such documents, shareholders sharing an address with other shareholders may contact IXIS Distributors by writing to 399 Boylston Street, Boston, Massachusetts 02116 or by calling 1-800-225-5478.

December 13, 2006

APPENDIX A

HANSBERGER INTERNATIONAL FUND

Form of Sub-Advisory Agreement
(Hansberger Global Investors, Inc.)

Sub-Advisory Agreement (this “Agreement”) entered into as of    day of         , 20  , by and among IXIS Advisor Funds Trust I, a Massachusetts business trust (the “Trust”), with respect to its Hansberger International Fund series (the “Series”), IXIS Asset Management Advisors, L.P., a Delaware limited partnership (the “Manager”), and Hansberger Global Investors, Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, the Manager has entered into an Advisory Agreement dated October 30, 2000 (the “Advisory Agreement”) with the Trust, relating to the provision of portfolio management and administrative services to the Series;

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1.	Sub-Advisory Services.

a.  The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the “Administrator”), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote and shall vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust’s prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust’s trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code as amended

(the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 as amended (the “1940 Act”) and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine.

b.  The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

c.  The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser’s Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2.	Obligations of the Manager.

a.  The Manager shall provide (or cause the Series’ Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

b.  The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3.  Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series’ agreement with the custodian designated to hold the assets of the Series (the “Custodian”) and any modifications thereto (the “Custody Agreement”), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4.  Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name “Hansberger Global Investors, Inc.” and that all use of any designation consisting in whole or part of “Hansberger Global Investors, Inc.” under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

5.  Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

6.  Purchase and Sale of Assets. The Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of IXIS Asset Management Distributors, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund’s expenses, subject to the policy of best execution.

7.  Compensation of the Sub-Adviser . As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder,

the Sub-Adviser shall be paid at the annual rate of 0.45% of the first $200 million of average daily net assets of the Series and 0.40% over $200 million of such assets (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

8.  Non-Exclusivity. The Manager and the Trust on behalf of the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

9.  Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the “Indemnified Parties”) shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10.  Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

a.  unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

b.  this Agreement may at any time be terminated on sixty days’ written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

c.  this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

d.  this Agreement may be terminated by the Sub-Adviser on ninety days’ written notice to the Manager and the Trust, or by the Manager on ninety days’ written notice to the Sub-Adviser.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11.  Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12.  Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13.  General.

a.  The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

b.  If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

c.  In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

d.  This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

IXIS Asset Management Advisors, L.P.

By IXIS Asset Management Distribution Corporation, its general partner

By:

Name:
Title:

Hansberger Global Investors, Inc.

By:

Name:
Title:

IXIS ADVISOR FUNDS TRUST I,
on behalf of its Hansberger International Fund series

By:

Name:
Title:

NOTICE

A copy of the Agreement and Declaration of Trust establishing IXIS Advisor Funds Trust I (the “Fund”) is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund’s Hansberger International Fund series (the “Series”) on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

APPENDIX B

IXIS EQUITY DIVERSIFIED PORTFOLIO

Form of Sub-Advisory Agreement
(Hansberger Global Investors, Inc.)

Sub-Advisory Agreement (this “Agreement”) entered into as of    day of         , 20  , by and among IXIS Advisor Funds Trust III, a Massachusetts business trust (the “Trust”), with respect to its IXIS Equity Diversified Portfolio series (the “Series”), IXIS Asset Management Advisors, L.P., a Delaware limited partnership (the “Manager”), and Hansberger Global Investors, Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, the Manager has entered into an Advisory Agreement dated January 31, 2005 (the “Advisory Agreement”) with the Trust, relating to the provision of portfolio management and administrative services to the Series;

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1.  Sub-Advisory Services.

a.  The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the “Administrator”), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote and shall vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust’s prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust’s trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code as amended

(the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 as amended (the “1940 Act”) and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a; however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

b.  The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

c.  The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser’s Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2.  Obligations of the Manager.

a.  The Manager shall provide (or cause the Series’ Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

b.  The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3.  Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series’ agreement with the custodian designated to hold the assets of the Series (the “Custodian”) and any modifications thereto (the “Custody Agreement”), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4.  Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name “Hansberger Global Investors, Inc.” and that all use of any designation consisting in whole or part of “Hansberger Global Investors, Inc.” under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

5.  Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

6.  Purchase and Sale of Assets. Absent instructions from the Trustees to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of IXIS Asset Management Distributors, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund’s expenses, subject to the policy of best execution.

The Manager agrees that, subject to its fiduciary duties to the Series arising from its position as Manager of the Series, the Manager shall not dictate brokerage allocation or selection decisions or investment decisions to or for the Series, either directly or pursuant to directions given to the Sub-Adviser by the Manager; provided, however, that nothing in this paragraph shall prohibit officers of the Trust (who may also be officers or employees of the Manager) from exercising authority conferred upon them as officers of the Trust by the Board of Trustees of the Trust.

7.  Compensation of the Sub-Adviser . As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.45% of the first $250 million of the average daily net assets of its Segment, and 0.40% of its Segment’s average daily net assets in excess of $250 million (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

8.  Non-Exclusivity. The Manager and the Trust on behalf of the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

9.  Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the “Indemnified Parties”) shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser’s failure to comply with the Policies with respect to the Segment.

The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10.  Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

a.  unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

b.  this Agreement may at any time be terminated on sixty days’ written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

c.  this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

d.  this Agreement may be terminated by the Sub-Adviser on ninety days’ written notice to the Manager and the Trust, or by the Manager on ninety days’ written notice to the Sub-Adviser.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11.  Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12.  Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13.  General.

a.  The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

b.  If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

c.  In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

d.  This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

IXIS Asset Management Advisors, L.P.

By IXIS Asset Management Distribution Corporation, its general partner

By:

Name:
Title:

Hansberger Global Investors, Inc.

By:

Name:
Title:

IXIS ADVISOR FUNDS TRUST III,
on behalf of its IXIS Equity Diversified Portfolio series

By:

Name:
Title:

NOTICE

A copy of the Agreement and Declaration of Trust establishing IXIS Advisor Funds Trust III (the “Fund”) is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund’s IXIS Equity Diversified Portfolio series (the “Series”) on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

APPENDIX C

IXIS MODERATE DIVERSIFIED PORTFOLIO

Form of Sub-Advisory Agreement
(Hansberger Global Investors, Inc.)

Sub-Advisory Agreement (this “Agreement”) entered into as of    day of         , 20  , by and among IXIS Advisor Funds Trust III, a Massachusetts business trust (the “Trust”), with respect to its IXIS Moderate Diversified Portfolio series (the “Series”), IXIS Asset Management Advisors, L.P., a Delaware limited partnership (the “Manager”), and Hansberger Global Investors, Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, the Manager has entered into an Advisory Agreement dated July 14, 2004 (the “Advisory Agreement”) with the Trust, relating to the provision of portfolio management and administrative services to the Series;

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1.  Sub-Advisory Services.

a.  The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the “Administrator”), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote and shall vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust’s prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust’s trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code as amended

(the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 as amended (the “1940 Act”) and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a; however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

b.  The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

c.  The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser’s Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2.	Obligations of the Manager.

a.  The Manager shall provide (or cause the Series’ Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

b.  The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3.  Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series’ agreement with the custodian designated to hold the assets of the Series (the “Custodian”) and any modifications thereto (the “Custody Agreement”), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4.  Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name “Hansberger Global Investors, Inc.” and that all use of any designation consisting in whole or part of “Hansberger Global Investors, Inc.” under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

5.  Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

6.  Purchase and Sale of Assets. Absent instructions from the Trustees to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of IXIS Asset Management Distributors, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund’s expenses, subject to the policy of best execution.

The Manager agrees that, subject to its fiduciary duties to the Series arising from its position as Manager of the Series, the Manager shall not dictate brokerage allocation or selection decisions or investment decisions to or for the Series, either directly or pursuant to directions given to the Sub-Adviser by the Manager; provided, however, that nothing in this paragraph shall prohibit officers of the Trust (who may also be officers or employees of the Manager) from exercising authority conferred upon them as officers of the Trust by the Board of Trustees of the Trust.

7.  Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.45% of the first $250 million of the average daily net assets of its Segment, and 0.40% of its Segment’s average daily net assets in excess of $250 million (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

8.  Non-Exclusivity. The Manager and the Trust on behalf of the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

9.  Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the “Indemnified Parties”) shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser’s failure to comply with the Policies with respect to the Segment.

The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10.  Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

a.  unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

b.  this Agreement may at any time be terminated on sixty days’ written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

c.  this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

d.  this Agreement may be terminated by the Sub-Adviser on ninety days’ written notice to the Manager and the Trust, or by the Manager on ninety days’ written notice to the Sub-Adviser.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11.  Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12.  Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13.  General.

a.  The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

b.  If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

c.  In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

d.  This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

IXIS Asset Management Advisors, L.P.

By IXIS Asset Management Distribution Corporation, its general partner

By:

Name:
Title:

Hansberger Global Investors, Inc.

By:

Name:
Title:

IXIS ADVISOR FUNDS TRUST III,
on behalf of its IXIS Moderate Diversified Portfolio series

By:

Name:
Title:

NOTICE

A copy of the Agreement and Declaration of Trust establishing IXIS Advisor Funds Trust III (the “Fund”) is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund’s IXIS Moderate Diversified Portfolio series (the “Series”) on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

APPENDIX D

Outstanding Shares

As of November 28, 2006, the total number of shares outstanding for each Fund and for each class of each Fund is shown in the table below:

Hansberger International Fund
Class A	4,671,363
Class B	1,590,165
Class C	1,090,576
Total	7,352,104

IXIS Equity Diversified Portfolio
Class A	748,934
Class C	1,776,631
Total	2,525,565

IXIS Moderate Diversified Portfolio
Class A	2,399,080
Class C	6,363,900
Total	8,762,980

Significant Shareholders

As of November 28, 2006, the following persons owned of record or beneficially more than 5% of the noted class of shares of each Fund:

Fund and Class	Name and Address of Owner*	Shares Owned	Percentage of Outstanding Shares of Class Owned
Hansberger International Fund
Class A	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration ML#97JJ5 4800 Deer Lake Dr East, Fl 2 Jacksonville, FL 32246-6484	261,913	5.61%

Class C	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration ML#97UA8 4800 Deer Lake Dr East, Fl 2 Jacksonville, FL 32246-6484	256,466	23.52%

Fund and Class	Name and Address of Owner*	Shares Owned	Percentage of Outstanding Shares of Class Owned
IXIS Equity Diversified Portfolio[1]
Class A	MLPF&S for the Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville Fl 32246-6484	605,932	80.91%

Class C	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr East, Fl 2 Jacksonville, FL 32246-6484	1,449,540	81.59%
IXIS Moderate Diversified Portfolio[2]
Class A	MLPF&S for the Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville Fl 32246-6484	1,581,498	65.92%

Class C	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr East, Fl 2 Jacksonville, FL 32246-6484	5,752,887	90.40%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Portfolio, it may be deemed to “control” such Portfolio within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Portfolios to take actions requiring the affirmative vote of holders of a plurality or majority of the Portfolio’s shares without the approval of the controlling shareholder.

[1]	As of November 28, 2006, Merrill Lynch Pierce Fenner & Smith Inc. (“MLPF&S”) for the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Drive East Fl 2, Jacksonville, FL 32246-6484 owned 81.38% of IXIS Equity Diversified Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

[2]	As of November 28, 2006, Merrill Lynch Pierce Fenner & Smith Inc. (“MLPF&S”) for the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Drive East Fl 2, Jacksonville, FL 32246-6484 owned 83.67% of IXIS Moderate Diversified Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

As of November 28, 2006, the Trustees and the executive officers of the Trusts, as a group and individually, owned less than 1% of the outstanding shares of any class of shares of each Fund.

HN23-1206

HANSBERGER INTERNATIONAL FUND

Proxy Solicited by the Board of Trustees

Proxy for a Special Meeting

of Shareholders to be held on January 19, 2007

The undersigned shareholder hereby appoints and authorizes each of Coleen Downs Dinneen, Michael Kardok and Russell Kane as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Hansberger International Fund (the “Fund"), on January 19, 2007 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

X Please mark votes as in this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE

UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE

PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

	FOR	AGAINST	ABSTAIN
1. To approve a new sub-advisory agreement between IXIS Advisor Funds Trust I, on behalf of the Hansberger International Fund and Hansberger Global Investors, Inc.
	☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature: ________________________________________ Date: ____________ Signature: _____________________________________ Date: __________

The following message will be included on Hansberger International Fund shareholder statements for the quarter-ended December 31, 2006:

You recently received a proxy package for Hansberger International Fund. Your vote is very important. We urge you to review the materials and vote your shares. For your convenience, the proxy materials are also available at www.ixisadvisorfunds.com.

Three simple ways to vote your IXIS Advisor Funds proxy.
It will only take a few moments!

Voting your proxy is important. Since there are many investors just like you who are very busy, IXIS Advisor Funds have made it easy for you to cast your vote at your convenience — 24 hours a day. By voting your shares today, you will help ensure that each of the IXIS Advisor Funds receives the required number of shares in attendance in order to hold the Meeting as scheduled.

To vote your proxy, please use one of these three convenient options:

By Phone:	Call 1-866-437-4581

By Internet:	Log on to www.myproxyonline.com

By Mail:	Return your proxy card in the envelope provided

If you vote by phone or Internet, please make sure you have the enclosed proxy card available. Once you have voted over the Internet or by phone, you do not need to mail your proxy card.

PLEASE VOTE TODAY. YOUR PROXY IS EXTREMELY IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN.

Three simple ways to vote your IXIS Advisor Funds proxy.
It will only take a few moments!

Voting your proxy is important. Since there are many investors just like you who are very busy, IXIS Advisor Funds have made it easy for you to cast your vote at your convenience — 24 hours a day. By voting your shares today, you will help ensure that each of the IXIS Advisor Funds receives the required number of shares in attendance in order to hold the Meeting as scheduled.

To vote your proxy, please use one of these three convenient options:

By Phone:	Call the toll free number found on the enclosed proxy card

By Internet:	Log on to www. proxyvote.com

By Mail:	Return your proxy card in the envelope provided

If you vote by phone or Internet, please make sure you have the enclosed proxy card available. Once you have voted over the Internet or by phone, you do not need to mail your proxy card.

PLEASE VOTE TODAY. YOUR PROXY IS EXTREMELY IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN.

YOUR VOTE IS NEEDED
Hansberger International Fund – IXIS Equity Diversified Portfolio – IXIS Moderate Diversified Portfolio

You recently received a proxy package from IXIS Advisor Funds. We urge you to review those proxy materials and vote your shares. Easy-to-follow instructions were included on how you can vote via the Internet, over the telephone or by returning the provided proxy card.

Your vote is extremely important no matter how many shares you own.

The proxy materials are currently available for viewing at www.ixisadvisorfunds.com.